THIS ANNOUNCEMENT IS NEITHER AN OFFER TO SELL
                   NOR A SOLICITATION OF AN OFFER TO BUY THESE
                                   SECURITIES.
                      THE OFFER IS MADE ONLY BY PROSPECTUS.





                              WARRANT SOLICITATION
                                       BY
                      BONSO ELECTRONICS INTERNATIONAL INC.



TO OUR WARRANT HOLDERS:

     Enclosed herewith is the final prospectus, dated _________, 1999 of Bonso Electronics International Inc. ("Bonso") relating to a Warrant Solicitation pursuant to which the holders of Bonso's Warrants may exercise their Warrants and purchase shares of Common Stock at $7.35 per share.

     We are requesting your instructions as to whether your Warrants should be exercised. THE WARRANTS WILL EXPIRE AT 2:00 P.M. PACIFIC TIME ON DECEMBER 14, 1999.

     Warrants may be exercised only pursuant to your instructions. You should carefully review the Prospectus which describes in greater detail the nature of the Warrant Solicitation and the risks attendant in the exercise of the Warrants. If you decide to exercise your Warrants, please complete the enclosed Warrant Subscription Form and return it to U.S. Stock Transfer Corporation, 1745 Gardena Avenue #200, Glendale, California 91204. If you have any questions concerning the Warrant Solicitation, please call _____________ at (___)________; facsimile: (___) ___________.

     INSTRUCTIONS TO EXERCISE SHOULD BE FORWARDED TO U.S. STOCK TRANSFER CORPORATION AS PROMPTLY AS POSSIBLE AND MUST BE RECEIVED BY U.S. STOCK TRANSFER CORPORATION ON OR BEFORE DECEMBER 14, 1999.

                       -----------------------------------

                  THIS ANNOUNCEMENT IS NEITHER AN OFFER TO SELL
                   NOR A SOLICITATION OF AN OFFER TO BUY THESE
                                   SECURITIES.
                      THE OFFER IS MADE ONLY BY PROSPECTUS.




                              WARRANT SOLICITATION
                                       BY
                      BONSO ELECTRONICS INTERNATIONAL INC.

TO SECURITIES DEALERS, BANKS AND TRUST COMPANIES:

     Enclosed herewith are documents, consisting of the final prospectus dated _______, 1999 relating to a Warrant Solicitation being conducted by Bonso Electronics International Inc. ("Bonso") pursuant to which the holders of its Warrants may exercise their Warrants and purchase shares of Common Stock at $7.35 per share. We are asking you, as securities dealer, bank or trust company, to contact your clients for whom you hold Warrants of Bonso Electronics International Inc., to bring to their attention as promptly as possible the Warrant Solicitation. The Warrants will expire as of 2:00 p.m. (Pacific Time) on December 14, 1999.

     Bonso will promptly reimburse any holder of record for reasonable expenses incurred by it in forwarding the enclosed letter and Prospectus to the beneficial owners of the Warrants.

     For your information, we are enclosing herewith copies of the following material:

     1.   Prospectus, dated ________, 1999;

     2. A letter to be sent to your clients for whose accounts you hold Warrants; and

     3. A Warrant Subscription Form which may be used to exercise the Warrants.

     We urge you to contact your clients promptly. Please note that the Warrants will expire at 2:00 p.m. (Pacific Time) on December 14, 1999.

     Additional copies of the enclosed material may be obtained from _____________(Insert Name and Address)________________________________. If you
have any questions concerning the Warrant Solicitation, please call ___________________ at (___) _________; facsimile: (___) _________.


                                            Very truly yours,


                                            BONSO ELECTRONICS INTERNATIONAL INC.

                           ---------------------------

NOTHING HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU THE AGENT OF BONSO ELECTRONICS INTERNATIONAL INC. OR AUTHORIZE YOU TO MAKE ANY STATEMENTS ON ITS BEHALF WITH RESPECT TO THE ENCLOSED OFFER OTHER THAN THE STATEMENTS SPECIFICALLY SET FORTH HEREIN OR THEREIN.

                  THIS ANNOUNCEMENT IS NEITHER AN OFFER TO SELL
                   NOR A SOLICITATION OF AN OFFER TO BUY THESE
                                   SECURITIES.
                      THE OFFER IS MADE ONLY BY PROSPECTUS.




                              WARRANT SOLICITATION
                                       BY
                      BONSO ELECTRONICS INTERNATIONAL INC.



TO OUR CLIENTS:

     Enclosed herewith is the final prospectus, dated ______, 1999 of Bonso Electronics International Inc. ("Bonso") relating to a Warrant Solicitation pursuant to which the holders of Bonso's Warrants may exercise their Warrants and purchase shares of Common Stock at $7.35 per share.

     We are requesting your instructions as to whether your Warrants should be exercised. THE WARRANTS WILL EXPIRE AT 2:00 P.M. PACIFIC TIME ON DECEMBER 14, 1999.

     Warrants may be exercised by us only pursuant to your instructions. You should carefully review the Prospectus which describes in greater detail the nature of the Warrant Solicitation and the risks attendant in the exercise of the Warrants. If you decide to exercise your Warrants, please complete the enclosed Warrant Subscription Form and return it to us. We will then exercise the number of Warrants indicated for exercise on the Warrant Subscription Form on your behalf.

     If you have any questions regarding the means of exercising your Warrants, please call ________________________________ at (___) ________; facsimile:
(___)_________.

     INSTRUCTIONS TO EXERCISE SHOULD BE FORWARDED TO US AS PROMPTLY AS POSSIBLE AND MUST BE RECEIVED BY THE WARRANT AGENT ON OR BEFORE DECEMBER 14, 1999.

                       -----------------------------------

                  THIS ANNOUNCEMENT IS NEITHER AN OFFER TO SELL
                   NOR A SOLICITATION OF AN OFFER TO BUY THESE
                                   SECURITIES.
                      THE OFFER IS MADE ONLY BY PROSPECTUS.


                                                                              **



                              WARRANT SOLICITATION
                                       BY
                      BONSO ELECTRONICS INTERNATIONAL INC.



TO OUR WARRANT HOLDERS:

     Enclosed herewith is the final prospectus, dated _______, 1999 of Bonso Electronics International Inc. ("Bonso") relating to a Warrant Solicitation pursuant to which the holders of Bonso's Warrants may exercise their Warrants and purchase shares of Common Stock at $7.35 per share.

     We are requesting your instructions as to whether your Warrants should be exercised. THE WARRANTS WILL EXPIRE AT 2:00 P.M. PACIFIC TIME ON DECEMBER 14, 1999.

     Warrants may be exercised only pursuant to your instructions. You should carefully review the Prospectus which describes in greater detail the nature of the Warrant Solicitation and the risks attendant in the exercise of the Warrants. If you decide to exercise your Warrants, please complete the enclosed Warrant Subscription Form and return it to your broker. If you have any questions concerning the Warrant Solicitation, please call ______________________ at (___) ________; facsimile: (___).

     INSTRUCTIONS TO EXERCISE SHOULD BE FORWARDED TO YOUR BROKER AS PROMPTLY AS POSSIBLE AND MUST BE RECEIVED BY THE WARRANT AGENT ON OR BEFORE DECEMBER 14, 1999.

                       -----------------------------------

For Use By Record Holders of Warrants

                      BONSO ELECTRONICS INTERNATIONAL INC.
                            WARRANT SUBSCRIPTION FORM

Return to:     U.S. STOCK TRANSFER CORPORATION
               1745 Gardena Avenue #200
               Glendale, California  91204
               Telephone: (818) 502-1404
               Facsimile: (818) 502-0674

A. To EXERCISE WARRANTS: The undersigned acknowledges receipt and review of the Prospectus dated _________, 1999 and hereby irrevocably elects to exercise the following Warrants and to purchase the shares of Common Stock issuable upon the exercise thereof, as follows:

--------------------------------------------------------------------------------

                              EXERCISE OF WARRANTS
          (See Instruction 1 of Instructions for Exercise of Warrants)
--------------------------------------------------------------------------------

                              EXERCISE OF WARRANTS
          (See Instruction 1 of Instructions For Exercise of Warrants)

--------------------------------------------------------------------------------
                                           Exercised     Number of
Name(s) and Address(es) of Registered     Certificate    Warrants      Amount
Owner(s) as shown on Certificate(s)        Number(s)    Exercised*   Enclosed**
--------------------------------------------------------------------------------




Tax Identification
or Social Security
Number(s) of present
registered owner(s)
if not listed above


         NOTE: If additional space is required, attach a separate sheet

     * If fewer than all the Warrants which are evidenced by any Certificate listed above are to be exercised, please indicate in this column the exact number which are to be exercised. Otherwise, all the Warrants evidenced by such Certificate will be deemed to have been exercised.

     ** Payment must be made by certified or cashier's check payable to the order of "U.S. Stock Transfer Corporation for Bonso Electronics International Inc." in the total amount of the exercise price. The exercise price is $7.35 for each Warrant exercised.

                          FOR USE BY WARRANT AGENT ONLY
--------------------------------------------------------------------------------
                                    WARRANTS
--------------------------------------------------------------------------------
              Number of    Number of                   Number of       Warrant
   Date       Warrants     Warrants        Amount      Warrants      Certificate
 Received     Received     Exercised      Received     Returned        Number
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               SPECIAL REPORT, ISSUANCE AND DELIVERY INSTRUCTIONS
              To be Used Only If Issuance or Delivery Is To Be Made
                          To Other Than the Undersigned

     The Certificates for the Common Stock to be issued upon exercise of the Warrants will be issued to the order of the undersigned and mailed to the address shown under the signatures on this Warrant Subscription Form unless otherwise indicated below.

        SPECIAL ISSUANCE INSTRUCTIONS          SPECIAL DELIVERY INSTRUCTIONS

        ISSUE SHARES AND NEW WARRANT           DELIVER SHARES AND NEW WARRANT
               CERTIFICATES TO:                       CERTIFICATES TO:
Name__________________________________    Name__________________________________

          (Type or print, use full given name, initial and last name)

______________________________________
Social Security Number
                                          Address
Address

______________________________________    ______________________________________
(Number)              (Street)            (Number)              (Street)

______________________________________    ______________________________________
(City)            (State)          (Zip)  (City)          (State)          (Zip)

DATE AND SIGN HERE         _________________________, 1999


                           _______________________________________________
                          (Signature of Warrant holder)

                           _______________________________________________
                          (Signature of Warrant holder)

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) or by person(s) authorized to become registered holder(s) by Certificate(s) and documents transmitted. (See Instruction 2)

Please Print:

Name(s) __________________________________

Address __________________________________

__________________________________________
(City)          (State)             (Zip)

Telephone Number(s)_______________________
                      (Include Area Code)

Tax Identification or
Social Security Number____________________

Signature(s) Guaranteed By:


__________________________________________
(Authorized Signature - See Instruction 2)

                      INSTRUCTIONS FOR EXERCISE OF WARRANTS

     To exercise your Warrants of Bonso Electronics International Inc. ("Bonso"), this Warrant Subscription Form must be properly completed, dated, signed and delivered, prior to the expiration of the Warrants, together with your Warrant Certificate and a certified or cashier's check payable in United States currency to the order of "U.S. Stock Transfer Corporation for Bonso Electronics International Inc." for the entire exercise price, to the Warrant Agent at the following address:

                   U.S. Stock Transfer Corporation
                   1745 Gardena Avenue #200
                   Glendale, California 91204
                   Telephone: (818) 502-1404
                   Facsimile: (818) 502-0674

     The method of delivery is at the option and risk of the holder, but delivery will be deemed effective only when actually received by the Warrant Agent. If such delivery is by mail, it is suggested that insured, registered mail be used.

     If the Warrants are not exercised prior to 2:00 p.m. (Pacific Time) on December 14, 1999, the Warrants will expire unexercised.

     Inquiries and requests for assistance may be directed to your broker or bank, or to __________________________ at (___)________; facsimile: (___)
__________. DO NOT SEND WARRANT SUBSCRIPTION FORMS OR WARRANT CERTIFICATES TO BONSO.

1.   Description of Warrants

     Name. If the Warrant Certificates owned by you are registered in more than one name on several Warrant Certificates, it will be necessary for you to complete, sign and submit as many separate Warrant Subscription Forms as there are different registrations of your Warrants.

     Number of Warrants. All the Warrants represented by each of the Certificates that you list on the Warrant Subscription Form will be deemed to have been exercised unless you indicate otherwise on the "Exercise of Warrants" table in the column entitled "Number of Warrants Exercised." If less than all the Warrants are exercised, a new Certificate for the remainder of the Warrants will be sent to you. Any Warrants that have not been exercised by 2:00 p.m. (Pacific Time) on December 14, 1999, will expire as of that time.

     Warrant Number. Copy exactly in the indicated boxes the Warrant Number(s) appearing on the Certificate(s) representing the Warrants you wish to exercise.

     Tax Identification Number. Enter the tax identification or social security number of the present registered owner(s) of the Warrants being exercised.

2.   Signature

     If you are the person whose name appears on the Certificate(s) representing the Warrants that you are exercising, the Purchase Form on the reverse of the Certificate(s) should be duly executed, or you may sign the Warrant Subscription Form attached hereto exactly as your name appears on such Certificate(s).

     If you are exercising Warrants represented by Certificates on which there appears a name other than your own, (i) you must sign the Warrant Subscription Form attached hereto, (ii) the Warrant Certificate must be endorsed by a stock power signed by the registered owner, and (iii) the signature on the endorsement or stock power must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.

     Also, if you request in the Warrant Subscription Form that the Common Stock to which you are entitled be issued in the name of a third party, your signature on the Warrant Subscription Form must be guaranteed as described above.

     In case of joint ownership, all joint owners must sign the Warrant Subscription Form. Warrant Subscription Forms submitted by trustees, executors, administrators, guardians, officers of corporations, attorneys-in-fact or others acting in a fiduciary capacity must be accompanied by evidence satisfactory to the Warrant Agent and to Bonso as to the signer's authority to act. Additional evidence of authority may be required by the Warrant Agent or Bonso in their discretion.

3.   Transfer Fees and Taxes

     The Warrant Agent imposes a Transfer Fee of $10.00 for each stock certificate to be issued. Bonso will pay the Transfer Fee for the issuance of one (1) stock certificate for each Warrant holder. If a Warrant holder desires more than one stock certificate, the amount of $10 per additional stock certificate must accompany the Warrant Subscription Form, and may be in the form of a separate check payable to "U.S. Stock Transfer Corporation" or included in the exercise price. If adequate funds do not accompany the Warrant Exercise Form, only that number of stock certificates for which the appropriate Transfer Fee has been received will be issued. Other than the foregoing, all necessary transfer taxes, if any, will be paid by Bonso, and no transfer tax stamps need be affixed to the tendered Warrant Certificates.

4.   General Matters

     Bonso reserves full discretion to determine whether the documentation with respect to exercised Warrants is complete and generally to determine all questions as to exercise, including the date and hour of receipt of an exercise, the propriety of execution of any document and other questions as to the eligibility or acceptability of any exercise. Bonso reserves the right to reject any exercise not in proper form or to waive any irregularities or conditions, and Bonso's interpretation of the terms and conditions of the Warrant Solicitation and of the Warrant Exercise Form, including these instructions, will be final. All improperly exercised Warrants will be returned, unless irregularities are waived, without cost to the exercising Warrant holder.

For Use By Street Name Holders of Warrants

                      BONSO ELECTRONICS INTERNATIONAL INC.
                            WARRANT SUBSCRIPTION FORM

Please return this Warrant Subscription Form to your Securities Dealer

A. To EXERCISE WARRANTS: The undersigned acknowledges receipt and review of the Prospectus dated ______, 1999 and hereby irrevocably elects to exercise the following Warrants and to purchase the shares of Common Stock issuable upon the exercise thereof, as follows:

--------------------------------------------------------------------------------

                              EXERCISE OF WARRANTS
          (See Instruction 1 of Instructions for Exercise of Warrants)
--------------------------------------------------------------------------------

                              EXERCISE OF WARRANTS
          (See Instruction 1 of Instructions For Exercise of Warrants)

--------------------------------------------------------------------------------
                                           Exercised     Number of
Name(s) and Address(es) of Registered     Certificate    Warrants      Amount
Owner(s) as shown on Certificate(s)        Number(s)    Exercised*   Enclosed**
--------------------------------------------------------------------------------




Tax Identification
or Social Security
Number(s) of present
registered owner(s)
if not listed above


         NOTE: If additional space is required, attach a separate sheet

     * If fewer than all the Warrants which are evidenced by any Certificate listed above are to be exercised, please indicate in this column the exact number which are to be exercised. Otherwise, all the Warrants evidenced by such Certificate will be deemed to have been exercised.

     ** Payment must be made by certified or cashier's check payable to the order of "U.S. Stock Transfer Corporation for Bonso Electronics International Inc." in the total amount of the exercise price. The exercise price is $7.35 for each Warrant exercised.

                          FOR USE BY WARRANT AGENT ONLY
--------------------------------------------------------------------------------
                                    WARRANTS
--------------------------------------------------------------------------------
              Number of    Number of                   Number of       Warrant
   Date       Warrants     Warrants        Amount      Warrants      Certificate
 Received     Received     Exercised      Received     Returned        Number
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               SPECIAL REPORT, ISSUANCE AND DELIVERY INSTRUCTIONS
              To be Used Only If Issuance or Delivery Is To Be Made
                          To Other Than the Undersigned

     The Certificates for the Common Stock to be issued upon exercise of the Warrants will be issued to the order of the undersigned and mailed to the address shown under the signatures on this Warrant Subscription Form unless otherwise indicated below.

        SPECIAL ISSUANCE INSTRUCTIONS          SPECIAL DELIVERY INSTRUCTIONS

        ISSUE SHARES AND NEW WARRANT           DELIVER SHARES AND NEW WARRANT
               CERTIFICATES TO:                       CERTIFICATES TO:
Name__________________________________    Name__________________________________

          (Type or print, use full given name, initial and last name)

______________________________________
Social Security Number
                                          Address
Address

______________________________________    ______________________________________
(Number)              (Street)            (Number)              (Street)

______________________________________    ______________________________________
(City)            (State)          (Zip)  (City)          (State)          (Zip)

DATE AND SIGN HERE         _________________________, 1999


                           _______________________________________________
                          (Signature of Warrant holder)

                           _______________________________________________
                          (Signature of Warrant holder)

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) or by person(s) authorized to become registered holder(s) by Certificate(s) and documents transmitted. (See Instruction 2)

Please Print:

Name(s) __________________________________

Address __________________________________

__________________________________________
(City)          (State)             (Zip)

Telephone Number(s)_______________________
                      (Include Area Code)

Tax Identification or
Social Security Number____________________

Signature(s) Guaranteed By:


__________________________________________
(Authorized Signature - See Instruction 2)

                      INSTRUCTIONS FOR EXERCISE OF WARRANTS

     To exercise your Warrants of Bonso Electronics International Inc. ("Bonso"), this Warrant Subscription Form must be properly completed, dated, signed and delivered, prior to the expiration of the Warrants, together with your Warrant Certificate and a certified or cashier's check payable in United States currency to the order of "U.S. Stock Transfer Corporation for Bonso Electronics International Inc." for the entire exercise price, to your Securities Dealer.

     The method of delivery is at the option and risk of the holder, but delivery will be deemed effective only when actually received by the Warrant Agent. If such delivery is by mail, it is suggested that insured, registered mail be used.

     If the Warrants are not exercised prior to 2:00 p.m. (Pacific Time) on December 14, 1999, the Warrants will expire unexercised.

     Inquiries and requests for assistance may be directed to your broker or bank, or to ______________________ at (___) ________; facsimile: (___) ________.
Do not send Warrant Subscription Forms or Warrant Certificates to Bonso.

1.   Description of Warrants

     Name. If the Warrant Certificates owned by you are registered in more than one name on several Warrant Certificates, it will be necessary for you to complete, sign and submit as many separate Warrant Subscription Forms as there are different registrations of your Warrants.

     Number of Warrants. All the Warrants represented by each of the Certificates that you list on the Warrant Subscription Form will be deemed to have been exercised unless you indicate otherwise on the "Exercise of Warrants" table in the column entitled "Number of Warrants Exercised." If less than all the Warrants are exercised, a new Certificate for the remainder of the Warrants will be sent to you. Any Warrants that have not been exercised by 2:00 p.m. (Pacific Time) on December 14, 1998, will expire as of that time.

     Warrant Number. Copy exactly in the indicated boxes the Warrant Number(s) appearing on the Certificate(s) representing the Warrants you wish to exercise.

     Tax Identification Number. Enter the tax identification or social security number of the present registered owner(s) of the Warrants being exercised.

2.   Signature

     If you are the person whose name appears on the Certificate(s) representing the Warrants that you are exercising, the Purchase Form on the reverse of the Certificate(s) should be duly executed, or you may sign the Warrant Subscription Form attached hereto exactly as your name appears on such Certificate(s).

     If you are exercising Warrants represented by Certificates on which there appears a name other than your own, (i) you must sign the Warrant Subscription Form attached hereto, (ii) the Warrant Certificate must be endorsed by a stock power signed by the registered owner, and (iii) the signature on the endorsement or stock power must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.

     Also, if you request in the Warrant Subscription Form that the Common Stock to which you are entitled be issued in the name of a third party, your signature on the Warrant Subscription Form must be guaranteed as described above.

     In case of joint ownership, all joint owners must sign the Warrant Subscription Form. Warrant Subscription Forms submitted by trustees, executors, administrators, guardians, officers of corporations, attorneys-in-fact or others acting in a fiduciary capacity must be accompanied by evidence satisfactory to the Warrant Agent and to Bonso as to the signer's authority to act. Additional evidence of authority may be required by the Warrant Agent or Bonso in their discretion.

3.   Transfer Fees and Taxes

     The Warrant Agent imposes a Transfer Fee of $10.00 for each stock certificate to be issued. Bonso will pay the Transfer Fee for the issuance of one (1) stock certificate for each Warrant holder. If a Warrant holder desires more than one stock certificate, the amount of $10 per additional stock certificate must accompany the Warrant Subscription Form, and may be in the form of a separate check payable to "U.S. Stock Transfer Corporation" or included in the exercise price. If adequate funds do not accompany the Warrant Exercise Form, only that number of stock certificates for which the appropriate Transfer Fee has been received will be issued. Other than the foregoing, all necessary transfer taxes, if any, will be paid by Bonso, and no transfer tax stamps need be affixed to the tendered Warrant Certificates.

4.   General Matters

     Bonso reserves full discretion to determine whether the documentation with respect to exercised Warrants is complete and generally to determine all questions as to exercise, including the date and hour of receipt of an exercise, the propriety of execution of any document and other questions as to the eligibility or acceptability of any exercise. Bonso reserves the right to reject any exercise not in proper form or to waive any irregularities or conditions, and Bonso's interpretation of the terms and conditions of the Warrant Solicitation and of the Warrant Exercise Form, including these instructions, will be final. All improperly exercised Warrants will be returned, unless irregularities are waived, without cost to the exercising Warrant holder.